                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 2, 2003


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)



           Delaware                       1-13461                 76-0506313
(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)



                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)


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ITEM 9. REGULATION FD DISCLOSURE

         On April 2, 2003, Group 1 Automotive, Inc., a Delaware corporation, announced that executive management will make a presentation at the Sidoti & Company, LLC Seventh Annual Emerging Growth Institutional Investor Forum on Wednesday, April 9, 2003. The text of the press release is set forth below:

NEWS RELEASE                                              GROUP 1 AUTOMOTIVE INC

                                     950 Echo Lane, Suite 100, Houston, TX 77024

AT GROUP 1:                Chairman, President and CEO        B.B. Hollingsworth, Jr.       (713) 647-5700
                           EVP, CFO and Treasurer             Scott L. Thompson             (713) 647-5700
                           Manager, Investor Relations        Kim Paper                     (713) 647-5700

AT Fleishman-Hillard:      Investors/Media                    Russell A. Johnson            (713) 513-9515

FOR IMMEDIATE RELEASE
WEDNESDAY, APRIL 2, 2003

             GROUP 1 AUTOMOTIVE TO PRESENT AT SIDOTI & COMPANY, LLC SEVENTH ANNUAL EMERGING GROWTH INSTITUTIONAL INVESTOR FORUM


HOUSTON, APRIL 2, 2003--GROUP 1 AUTOMOTIVE, INC. (NYSE: GPI), a Fortune 500 specialty retailer, announced that executive management will make a presentation at the Sidoti & Company, LLC Seventh Annual Emerging Growth Institutional Investor Forum being held in New York City on Wednesday, April 9, 2003 at 10:15 a.m. Eastern Daylight Time. The presentation will cover Group 1's 2002 financial results and an overview of Company strategies.

A copy of the presentation will be available on Group 1's website at www.group1auto.com.

ABOUT GROUP 1 AUTOMOTIVE, INC.

Group 1 owns 73 automotive dealerships comprised of 114 franchises, 29 different brands, and 25 collision service centers located in California, Colorado, Florida, Georgia, Louisiana, Massachusetts, New Mexico, Oklahoma and Texas. Through its dealerships and Internet sites, the Company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.

     GROUP 1 AUTOMOTIVE CAN BE REACHED ON THE INTERNET AT WWW.GROUP1AUTO.COM

                                       ###

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         In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             Group 1 Automotive, Inc.



         April 7, 2003                       By: /s/ SCOTT L. THOMPSON
------------------------------------            --------------------------------
               Date                             Scott L. Thompson, Executive
                                                Vice President, Chief Financial
                                                Officer and Treasurer